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                                                                 EXHIBIT 10(iii)

                            INDEMNIFICATION AGREEMENT

         This Indemnification Agreement dated as of this 1st day of August, 2000 ("AGREEMENT"), is made and entered into by and between Elinear, Inc. f/k/a Kinetiks.com, Inc., a Delaware corporation (the "COMPANY"), and the undersigned consultant, officer and/or director of the Company (the "INDEMNITEE"):

         WHEREAS, competent and experienced persons are becoming increasingly reluctant to serve publicly-held corporations as directors, officers, or in other capacities (including consultants acting as agents of such corporations) unless they are provided with adequate protection through liability insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to the corporation;

         WHEREAS, the current unavailability, inadequacy, and extraordinary cost of adequate insurance and the uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons;

         WHEREAS, the Indemnitee has in the past served as a consultant and agent of the Company and currently serves as an officer and director of the Company;

         WHEREAS, the Board of Directors of the Company (the "BOARD") has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure certain consultants serving as agents of the Company (including the Indemnitee) and such officer and director candidates that there will be increased certainty of such protection in the future;

         WHEREAS, Section 145 of the Delaware General Corporation Law (the "CORPORATE LAW") and the Company's Bylaws empower the Company to indemnify its officers, directors, employees and agents by agreement and to indemnify persons who serve, at the request of the Company, as directors, officers, employees or agents or other corporations or enterprises, and Section 145 of the Corporate Law expressly provides that the indemnification provided therein is not exclusive;

         WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify certain consultants serving as agents of the Company including the Indemnitee and such officer and director candidates to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

         WHEREAS, the Indemnitee is willing to serve, or continue to serve and to take on additional service for or on behalf of the Company on the condition that he or she be so indemnified.




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         NOW, THEREFORE, for the reasons set forth hereinabove, and in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Indemnitee do hereby covenant and agree as follows:

         1. DEFINITIONS. For purposes of this Agreement:

         "CHANGE OF CONTROL" shall mean a change in control of the Company occurring after the Effective Date (as hereinafter defined) of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934 (the "ACT"), whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, such a Change of Control shall be deemed to have occurred if, after the Effective Date: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person attaining such percentage; (ii) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

         "CORPORATE STATUS" shall mean the status of a person who is or was a director, officer, employee, agent, consultant or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Company.

         "DISINTERESTED DIRECTOR" shall mean a director of the company who is not and was not a party to the Proceeding (as hereinafter defined) in respect of which indemnification is sought by the Indemnitee.

         "EFFECTIVE DATE" shall mean the date first above written.

         "EXPENSES" shall mean and include all reasonable attorneys' fees, paralegal fees, retainers, amounts paid in settlement, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees





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and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a proceeding.

         "INDEPENDENT COUNSEL" shall mean a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or the Indemnitee in any matter material to either such party; or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee's rights under this Agreement.

         "PROCEEDING" shall mean and include any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative, whether or not initiated prior to the Effective Date, except a proceeding initiated by the Indemnitee pursuant to Section 11 of this Agreement to enforce the Indemnitee's rights under this Agreement.

         2. AGREEMENT TO SERVE. The Indemnitee agrees to serve as a director and/or an officer of the Company. The Indemnitee may at any time and for any reason resign from such position(s) (subject to any other contractual obligation or any obligation imposed by operation of law). The Company shall have no obligation under this Agreement to continue the Indemnitee's position with the Company.

         3. INDEMNIFICATION - GENERAL. The Company shall indemnify and advance Expenses to the Indemnitee as provided in this Agreement and to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may thereafter from time to time permit. The rights of the Indemnitee provided under this Section shall include, but shall not be limited to, the rights set forth in the other sections of this Agreement.

         4. THIRD PARTY ACTIONS. The Indemnitee shall be entitled to the rights of indemnification provided in this Section 4 if, by reason of the Indemnitee's Corporate Status, he or she is threatened to be made a party to any threatened, pending or completed Proceeding, other than a Proceeding by or in the right of the Company. Pursuant to this Section 4, the Indemnitee shall be indemnified against Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or her on his or her behalf in connection with any such Proceeding or any claim, issue or matter therein, if the Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe the Indemnitee's conduct was unlawful.

         5. DERIVATIVE ACTIONS. The Indemnitee shall be entitled to the rights of indemnification provided in this Section 5 if, by reason of the Indemnitee's





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Corporate Status, the Indemnitee is threatened to be made a party to any threatened, pending or completed Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 5, the Indemnitee shall be indemnified against Expenses actually and reasonably incurred by the Indemnitee on his or her behalf in connection with such Proceeding if the Indemnitee acted in good faith and in a manner that the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company. Notwithstanding the foregoing, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which the Indemnitee shall have been adjudged to be liable to the Company, if applicable law prohibits such indemnification against Expenses; provided, however, that the Company shall nevertheless indemnify the Indemnitee against such expenses in such event if and only to the extent that the court in which such Proceeding shall have been brought or is pending, shall determine are reasonable and necessary.

         6. INDEMNIFICATION FOR EXPENSES OF THE INDEMNITEE. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee is, by reason of his or her Corporate Status, a party to and is successful on the merits or otherwise in any Proceeding, the Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by him or her on his or her behalf in connection therewith. If the Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify the Indemnitee against all Expenses actually and reasonably incurred by the Indemnitee on his or her behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section 6, and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

         7. INDEMNIFICATION FOR EXPENSES OF A WITNESS. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee is, by reason of his or her Corporate Status, a witness in any Proceeding, the Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by the Indemnitee on his or her behalf in connection therewith.

         8. ADVANCEMENT OF EXPENSES. The Company shall advance all reasonable Expenses incurred by or on behalf of the Indemnitee in connection with any Proceeding within twenty (20) days after the receipt by the Company of a statement or statements from the Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by the Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of the Indemnitee to repay any Expenses advanced if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified against such Expenses.

         9. INDEMNIFICATION PROCEDURE.




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                  (a) To obtain indemnification under this Agreement, the
Indemnitee shall submit to the Secretary of the Company (or to such other officer as may be designated by the Board of Directors) a written request, including therein or therewith such documentation and information as is reasonably available to the Indemnitee and as is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification. The Secretary or other designated officer of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the Indemnitee has requested indemnification.

                  (b) Upon written request by the Indemnitee for indemnification pursuant to Section 9(a) hereof, a determination with respect to the Indemnitee's entitlement thereto, if required by applicable law, shall be made in the following specific cases: (i) if a Change of Control (as herein defined) shall have occurred, by Independent Counsel (as herein defined) (unless the Indemnitee shall request that such determination be made by the Board of Directors or the stockholders, in which case by the person or persons or in the manner provided in clauses (ii) or (iii) of this Section 9(b)) in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee; (ii) if a Change of Control shall not have occurred, (A) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors or (B) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee or (C) if directed by the Directors, by the stockholders of the Company; or
(iii) as provided in Section 10(b) of this Agreement; and, if it is so determined that the Indemnitee is entitled to indemnification, payment to or on behalf of the Indemnitee shall be made within ten (10) days after such determination. the Indemnitee shall cooperate with the person, persons or entity making such determination with respect to the Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to the Indemnitee and reasonably necessary to such determination. Any Expenses incurred by the Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to the Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold the Indemnitee harmless therefrom.

                  (c) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 9(b) hereof, the Independent Counsel shall be selected as provided in this Section 9(c). If a Change of Control shall not have occurred, the Independent Counsel shall be selected by the Board of Directors, and the Company shall give written notice to the Indemnitee advising the Indemnitee of the identity of the Independent Counsel so selected. If a Change of Control shall have occurred, the Independent Counsel shall be selected by the Indemnitee (unless the Indemnitee shall request that such selection be made by the Board of Directors, in which event the preceding sentence shall apply), and the Indemnitee shall give written



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notice to the Company advising it of the identity of the Independent Counsel so selected. In either event, the Indemnitee or the Company, as the case may be, may, within seven (7) days after such written notice of selection shall have been given, deliver to the Company or to the Indemnitee, as the case may be, a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 1 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is made, the Independent Counsel so selected may not serve as Independent Counsel unless and until a court has determined that such objection is without merit. If, within twenty (20) days after submission by the Indemnitee of a written request for indemnification pursuant to Section 9(a) hereof, no Independent Counsel shall have been selected and not objected to, either the Company or the Indemnitee may petition the Circuit Court of the State of Florida for the County of Hillsborough for resolution of any objection which shall have been made by the Company or the Indemnitee of the other party's selection of Independent Counsel and/or for the appointment of Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom an objection is so resolved or the person so appointed shall act as Independent Counsel under Section 9(b) hereof. The Company shall pay any and all reasonable fees and Expenses of Independent Counsel incurred by such Independent Counsel in connection with such Independent Counsel's obligations under Section 9(b) hereof, and the Company shall pay all reasonable fees and Expenses incident to the procedures of this Section 9(c), regardless of the manner in which such Independent Counsel was selected or appointed. Upon the due commencement of any judicial Proceeding pursuant to Section 11(a) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

         10. PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS.

                  (a) If a Change of Control shall have occurred, in making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that the Indemnitee is entitled to indemnification under this Agreement if the Indemnitee has submitted a request for indemnification in accordance with Section 9(a) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

                  (b) If the person, persons or entity empowered or selected under Section 9 of this Agreement to determine whether the Indemnitee is entitled to indemnification shall not have made a determination within sixty
(60) days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and the Indemnitee shall be entitled to such indemnification absent: (i) a misstatement by the Indemnitee of a material fact or an omission of a material




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fact necessary to make the Indemnitee's statement not materially misleading in connection with the request for indemnification; or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 60-day period may be extended for a reasonable time, not to exceed an additional thirty (30) days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating of documentation and/or information relating thereto; and provided, further, that the foregoing provisions of this Section 10(b) shall not apply: (y) if the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 9(b) of this Agreement and if: (A) within fifteen (15) days after receipt by the Company of the request for such determination the Board of Directors has resolved to submit such determination to the stockholders for their consideration at an annual meeting thereof to be held within seventy-five (75) days after such receipt and such determination is made thereat; or (B) a special meeting of stockholders is called within fifteen (15) days after such receipt for the purpose of making such determination, such meeting is held for such purpose within sixty (60) days after having been so called and such determination is made thereat; or (z) if the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 9(b) of this Agreement.

                  (c) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of the Indemnitee to indemnification or create a presumption that the Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that the Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

         11. REMEDIES OF THE INDEMNITEE.

                  (a) In the event that: (i) a determination is made pursuant to
Section 9 of this Agreement that the Indemnitee is not entitled to indemnification under this Agreement; (ii) advancement of Expenses is not timely made pursuant to Section 8 of this Agreement; (iii) the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to
Section 9(b) of this Agreement and such determination shall not have been made and delivered in a written opinion within ninety (90) days after receipt by the Company of the request for indemnification; (iv) payment of indemnification is not made pursuant to Section 5 of this Agreement within ten (10) days after receipt by the Company of a written request therefor; or (v) payment of indemnification is not made within ten (10) days after a determination has been made that the Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Sections 9 or 10 of this Agreement, the Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Florida, or in any other court of competent jurisdiction, of his or her





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entitlement to such indemnification or advancement of expenses. The Indemnitee shall commence such proceeding seeking an adjudication within one hundred eighty
(180) days following the date on which the Indemnitee first has the right to commence such proceeding pursuant to this Section 11(a). The Company shall not oppose the Indemnitee's right to seek any such adjudication.

                  (b) In the event that a determination shall have been made pursuant to Section 9 of this Agreement that the Indemnitee is not entitled to indemnification, any judicial Proceeding commenced pursuant to this Section 11 shall be conducted in all respects as a de novo trial on the merits and the Indemnitee shall not be prejudiced by reason of that adverse determination. If a Change of Control shall have occurred, in any judicial Proceeding commenced pursuant to this Section 11, the Company shall have the burden of proving that the Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

                  (c) If a determination shall have been made or deemed to have been made pursuant to Sections 9 or 10 of this Agreement that the Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial Proceeding commenced pursuant to this Section 11, absent: (i) a misstatement by the Indemnitee, of a material fact or an omission of a material fact necessary to make the Indemnitee's statement not materially misleading, in connection with the request for indemnification; or
  (ii) a prohibition of such indemnification under applicable law.

                  (d) The Company shall be precluded from asserting in any judicial Proceeding commenced pursuant to this Section 11 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement.

                  (e) In the event that the Indemnitee, pursuant to this Section 11, seeks a judicial adjudication to enforce his or her rights under, or to recover damages for breach of, this Agreement, the Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses in Section 1 of this Agreement) actually and reasonably incurred by the Indemnitee in such judicial adjudication, but only if he or she prevails therein. If it shall be determined in said judicial adjudication that the Indemnitee is entitled to receive part but not all of the Expenses sought, the Expenses incurred by the Indemnitee in connection with such judicial adjudication shall be appropriately prorated.

         12. NON-EXCLUSIVITY; SURVIVAL OF RIGHTS; INSURANCE; SUBROGATION.

                  (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may at any time be entitled under applicable law, the Company's Certificate of Incorporation, its Bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or any provision hereof shall be effective as to any the Indemnitee with respect to any action taken or




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omitted by such the Indemnitee in his or her Corporate Status prior to such amendment, alteration or repeal.

                  (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, agents or fiduciaries of the Company or of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, the Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies.

                  (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment as all of the rights of recovery of the Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

                  (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that the Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

                  (e) The Company may, to the fullest extent authorized by law, create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and other similar arrangements) to ensure the payment of such amounts as may become necessary to effect indemnification provided hereunder.

         13. DURATION OF AGREEMENT. This Agreement shall continue until and terminate upon the later of: ten (10) years after the date that the Indemnitee shall have ceased to serve as a director, officer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which the Indemnitee served at the request of the Company; or the final termination of all pending Proceedings in respect of which the Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any Proceeding commenced by the Indemnitee pursuant to Section 11 of this Agreement relating thereto. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Indemnitee and the Indemnitee's heirs, executors and administrators.

         14. SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever:
(a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each




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portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

         15. EXCEPTIONS TO INDEMNIFICATION RIGHTS. Notwithstanding any other provision of this Agreement, the Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding, or any claim therein, brought or made by the Indemnitee against the Company.

         16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

         17. CAPTIONS. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         18. AMENDMENT AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement.

         19. NOTICE BY THE INDEMNITEE. The Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder.

         20. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given: (i) if delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, then when so delivered; or (ii) if mailed by certified mail, return receipt requested, with postage prepaid, on the third business day after the date on which it is so mailed:

                  If to the Indemnitee, to the address set forth immediately following the Indemnitee's signature hereinbelow.

                  If to the Company, to: 10055 Westmoor Drive, Suite 230, Westminster, CO 80021, Attention: Jon Ludwig, the Chief Executive Officer, or to such other address as may have been furnished to the Indemnitee by the Company or to the Company by the Indemnitee, as the case may be.

         21. GOVERNING LAW. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principals of conflicts of laws.



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         22. GENDER. Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate.



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         IN WITNESS WHEREOF, the parties hereto have executed this
Indemnification Agreement on the day and year first above written.

                                            COMPANY:

                                            ELINEAR, INC.

                                            By:
                                               -------------------------------
                                               Jon Ludwig, its President

                                            INDEMNITEE:





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